UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 17, 2014

Halyard Health, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36440	46-4987888
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

P.O. Box 619100 Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement.

On October 17, 2014, Halyard Health, Inc. (“Halyard”) issued $250.0 million aggregate principal amount of its 6.25% senior unsecured notes due October 15, 2022 (the “Notes”) pursuant to an Indenture, dated as of October 17, 2014, between Halyard and Deutsche Bank Trust Company Americas, as trustee (the “Indenture”), in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

An amount equal to 100% of the issue price of the Notes was deposited in an escrow account pursuant to the terms of an Escrow Agreement, dated October 17, 2014, among Halyard and Deutsche Bank Trust Company Americas, as trustee with respect to the Notes and as the escrow agent. Such amount will be released to Halyard upon the satisfaction of certain conditions related to the separation and distribution of Halyard from Kimberly-Clark Corporation (“Kimberly-Clark”), which is expected to occur on October 31, 2014 (the “Distribution Date”). If the conditions have not been met and the proceeds have not been distributed on or prior to March 1, 2015, the escrowed funds will be used to redeem all of the Notes at a redemption price of 100% of the principal amount, plus accrued and unpaid interest to, but excluding, the redemption date.

The Notes will mature on October 15, 2022 and interest will accrue at a rate of 6.25% per annum from October 17, 2014 and will be payable semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2015. Initially, the Notes will not be guaranteed. Upon release of the funds from escrow on the Distribution Date, the Notes will become fully and unconditionally guaranteed on a senior unsecured basis by each of Halyard’s subsidiaries that will initially guarantee indebtedness under the credit agreement governing Halyard’s $250.0 million revolving credit facility and $340.0 million term loan facility that Halyard expects to enter into on the Distribution Date.

At any time prior to October 15, 2017, Halyard will be able to redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ prior notice to each holder, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus a make-whole amount as of the redemption date, and accrued and unpaid interest, if any, to, but excluding, the redemption date.

On and after October 15, 2017, Halyard will be able to redeem the Notes, in whole or in part, upon not less than 30 nor more than 60 days prior notice to each holder, at the redemption prices (expressed as percentages of principal amount of the Notes to be redeemed) set forth in the Indenture, plus accrued and unpaid interest thereon, if any, to, but excluding, the applicable redemption date.

In addition, until October 15, 2017, Halyard will be able redeem up to 35% of the Notes with an amount of cash not greater than the net cash proceeds of certain equity offerings at a redemption price equal to 106.25% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the applicable date of redemption, subject to certain conditions.

The indenture governing the Senior Notes will contain covenants that, among other things, limit Halyard’s ability and the ability of its restricted subsidiaries to:

•	incur additional indebtedness, guarantee indebtedness or issue disqualified stock or, in the case of Halyard’s restricted subsidiaries, preferred stock;

•	pay dividends on, repurchase or make distributions in respect of Halyard’s capital stock;

•	make certain investments or acquisitions;

•	sell, transfer or otherwise convey certain assets;

•	create liens;

•	enter into agreements restricting certain subsidiaries’ ability to pay dividends or make other intercompany transfers;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of Halyard’s and its subsidiaries’ assets;

•	enter into transactions with affiliates; and

•	prepay certain kinds of indebtedness.

The Notes will also have cross default provisions that apply to other indebtedness Halyard or certain of its subsidiaries may have from time to time with an outstanding principal amount of $50.0 million or more. If the Notes achieve an investment grade rating from both Moody’s and S&P, Halyard’s obligation to comply with certain of these covenants will be suspended.

In connection with the issuance of the Notes, Halyard entered into a registration rights agreement (the “Registration Rights Agreement”) dated as of October 17, 2014 with the Initial Purchasers (as defined in the Registration Rights Agreement), which gives holders of the Notes certain exchange and registration rights with respect to the Notes. In the Registration Rights Agreement, Halyard and (upon the execution of a joinder agreement to the registration rights agreement) the guarantors of the Notes will agree for the benefit of the holders of the Notes to use commercially reasonable efforts to (1) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the notes for new notes (the “Exchange Notes”) guaranteed by the guarantors, with terms substantially identical in all material respects to the notes (except that the Exchange Notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate) and (2) cause the registration statement to be declared effective under the Securities Act.

The foregoing description of the Indenture and Registration Rights Agreement is only a summary and is qualified in its entirety by reference to the Indenture, including the form of the Notes attached thereto, and the Registration Rights Agreement, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.

Furnished as Exhibit 99.1 are slides to be used in connection with presentations to be made on and after October 21, 2014 to certain Kimberly-Clark common stockholders and certain other members of the investment community in anticipation of the spin-off of Halyard from Kimberly-Clark that is expected to occur on October 31, 2014. Slides 2, 3, 27, 28 and 32-34 of Exhibit 99.1 contain certain of Halyard’s preliminary unaudited financial results for the quarter ended September 30, 2014 and are incorporated herein by reference. Exhibit 99.1 contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein, which cautionary statement is incorporated herein by reference.

The information, including Exhibit 99.1, in Item 2.02 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure

Commencing on October 21, 2014, Halyard intends to make a series of presentations to Kimberly-Clark stockholders and other members of the investment community in anticipation of the spin-off of Halyard from Kimberly-Clark expected to occur on October 31, 2014. Slides to be used in connection with such presentations are furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The presentation contains, among other things, selected preliminary unaudited financial results for the quarter ended September 30, 2014 and statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein, which cautionary statement is incorporated herein by reference.

The information, including Exhibit 99.1, in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 8.01	Other Events.

On October 17, 2014 Halyard’s Registration Statement on Form 10 (the “Registration Statement”) related to the spin-off became effective. On or about October 24, 2014, Kimberly-Clark expects to mail the information statement, dated as of October 17, 2014, attached hereto as Exhibit 99.2, a preliminary form of which was attached as Exhibit 99.1 to the Registration Statement, to Kimberly-Clark stockholders of record as of October 23, 2014, the record date for the spin-off.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Indenture (including form of notes), dated October 17, 2014, between Halyard Health, Inc., as the Issuer, and Deutsche Bank Trust Company Americas, as trustee

4.2	Registration Rights Agreement, dated as of October 17, 2014, between Halyard Health, Inc. and Morgan Stanley & Co. LLC

99.1	Presentation slides of Halyard Health, Inc.

99.2	Information Statement of Halyard Health, Inc., dated as of October 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALYARD HEALTH, INC.

Date: October 21, 2014	By:	/s/ John W. Wesley
	Name:	John W. Wesley
	Title:	Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

4.1	Indenture (including form of notes), dated October 17, 2014, between Halyard Health, Inc., as the Issuer, and Deutsche Bank Trust Company Americas, as trustee

4.2	Registration Rights Agreement, dated as of October 17, 2014, between Halyard Health, Inc. and Morgan Stanley & Co. LLC

99.1	Presentation slides of Halyard Health, Inc.

99.2	Information Statement of Halyard Health, Inc., dated as of October 17, 2014